Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Vern D. Kornelsen, Chief Financial Officer of Lifeloc Technologies, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

●

the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated: August 13, 2026

/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chief Financial Officer (Principal Financial Officer)